PROS Holdings, Inc. Announces Appointment of Cynthia M. Johnson to Board of Directors

HOUSTON, November 9, 2023 – PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced the appointment of Cynthia M. Johnson to its board of directors effective November 9, 2023. Johnson joins the board as an independent director.

A seasoned sales leader with over 25 years of industry experience, Johnson has served as Senior Vice President, Global Solution Sales for ServiceNow (NYSE: NOW), a global, digital workflow company, since 2021. At ServiceNow, Johnson leads the global Solution Sales teams, a worldwide team of specialist sellers that delivers workflow and platform solutions through the full selling journey. Her team is responsible for building pipeline and driving revenue growth by delivering innovative experiences, accelerating digital transformation, and unlocking newfound productivity. In this role, she has helped drive sales team organizational alignment, established a winning culture through an ‘innovate everywhere’ mindset, and advanced new selling motions to build velocity at scale.

Prior to ServiceNow, Johnson served in sales leadership roles for Cisco (NASD: CSCO), including most recently as Vice President, Cloud Infrastructure and Software Group from 2012 to 2021, where she led sales for Cisco’s data center segment, including hardware, software and SaaS.

“I am thrilled to welcome Cynthia to PROS board,” said PROS Non-Executive Chairman of the Board Bill Russell. “As PROS continues to scale our business, her leadership experience and knowledge will be a great resource for us as we continue to work to drive shareholder value. I look forward to working with her.”

“We are proud to welcome such an accomplished sales leader as Cynthia to PROS board” said PROS President and CEO Andres Reiner. “As the market increasingly embraces AI solutions, I look forward to working with Cynthia to drive sales operational excellence and scale our business.”

"I am honored to embark on this exciting journey with the PROS Board to work together to drive growth and seize the extraordinary opportunities ahead of the company. We are at an important inflection point with the acceleration of AI-powered solutions, and in an incredible position to help customers truly optimize insights and enable smarter selling in the digital economy. I am eager to extend my go-to-market knowledge and selling model expertise to unlock new opportunities and advance the PROS mission,” said Cynthia Johnson.

Russell Reynolds advised the company in the Board search process.

About PROS
PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With over 30 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

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PROS Investor Relations Belinda Overdeput 713-335-5879 ir@pros.com